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                                                                 EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
DNAP Holding Corporation


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 23, 1999 appearing on page 29 of DNAP Holding Corporation's
Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP

San Diego, California
April 15, 1999